Exhibit 10.3
CONFIDENTIAL TREATMENT REQUESTED UNDER
17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.24b-2.
[*****] INDICATES OMITTED MATERIAL THAT IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.
THE OMITTED MATERIAL HAS BEEN FILED
SEPARATELY WITH THE COMMISSION.
First Amendment to the December 23, 2009 Dual Mode Settlement Letter Agreement
This First Amendment (“First Amendment”) is made to the December 23, 2009 Dual Mode Settlement Letter Agreement, signed by Sprint Spectrum L.P. (“Sprint”) on December 23, 2009 and by Clearwire Communications LLC (“Clearwire”) on December 23, 2009 (“December Letter Agreement”).
The following modified and added terms and conditions are made a part of the December Letter Agreement effective as of the date the last party signs below (“First Amendment Effective Date”).
Clearwire and Sprint agree as follows:
1. This First Amendment is contingent upon the Parties executing all of the following documents within 48 hours of the other Party: (1) April 2011 Clearwire / Sprint Amendment to the 4G MVNO Agreement; (2) Sprint / Clearwire First Amendment to the MVNO Support Agreement (3G) — Pricing Issues; (3) Amended and Restated Enhanced In-Building Coverage Deployment Agreement; (4) Settlement and Release Agreement; and (5) Omnibus MVNO Agreement Amendment, Dual Mode Letter Amendment, CNS Agreement Amendment and Settlement Agreement.
2. For all usage that occurs after March 13, 2011, the parties have adequate visibility to per device usage on both the Sprint Network and the Clearwire Network to use the “Actual Usage Determination and True-Up” method set out in section 2(b) of the December Letter Agreement. The parties will no longer use the “Interim Determination” method setout in section 2(a) of the December Letter Agreement. [*****].
3. For all usage that occurs after March 13, 2011, for purposes of allocating retail minus Dual-Mode Charges between Sprint and Clearwire under section 4(c)(iii) of Schedule 7.2 of the 4G MVNO Agreement for the MSO Parties (and a SIG Party if one opts-in to the 4G MVNO Agreement after the First Amendment Effective Date) dual-mode services only,[*****].
4. For all usage that occurs after March 13, 2011, for purposes of allocating retail minus Dual-Mode Charges between Sprint and Clearwire under section 4(c)(iii) of Schedule 7.2 of the 4G MVNO Agreement for Clearwire dual-mode services only, [*****].
5. As of March 14, 2011, for purposes of allocating retail minus Dual-Mode Charges between Sprint and Clearwire under section 4(c)(iii) of Schedule 7.2 of the 4G MVNO Agreement for the MSO Parties, Clearwire, and a SIG Party if one opts-in to the 4G MVNO Agreement after the First Amendment Effective Date dual-mode services only, [*****].
6. Sprint and Clearwire acknowledge that Clearwire disputes the pricing and pricing methodology for Dual-Mode Handsets under Schedule 7.2 of the 4G MVNO Agreement, including the allocation of Dual-Mode revenues for Dual-Mode Handsets pursuant to Section 4(c)(iii).
7. All other terms and conditions in the December Letter Agreement, not amended above, will remain in effect.

Confidential — Subject to Nondisclosure Obligations	1

Each party has caused this First Amendment to be executed by its authorized representative.

Sprint Spectrum L.P.			Clearwire Communications LLC

By:	/s/ Steven Elfman		By:	/s/ John Stanton

	Name:	Steven Elfman		Name:	John Stanton
	Title:	President		Title:	Chairman & CEO
	Date:	April 14, 2011		Date:	April 18, 2011

Confidential — Subject to Nondisclosure Obligations	2